UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 9, 2019
Date of Report (Date of earliest event reported)

AEVI GENOMIC MEDICINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Suite 715

Wayne, Pennsylvania 19087

(Address of principal executive offices, zip code)

(610) 254-4201
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	GNMX	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information regarding the transfer of Aevi Genomic Medicine, Inc.’s (the “Company”) common stock from the Nasdaq Global Market to the Nasdaq Capital Market included below under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On October 9, 2019, the Nasdaq Hearing’s Panel (the “Panel”) issued a decision granting (i) the Company’s request for transfer of the Company’s common stock from the Nasdaq Global Market to the Nasdaq Capital Market effective at the open of business on October 15, 2019 and (ii) the Company’s request for continued listing of its common stock on the Nasdaq Capital Market pursuant to an exception through February 3, 2020. Such exception is subject to the conditions that on or before February 3, 2020 (i) the Company must demonstrate a closing bid price of $1.00 or more for a minimum of ten prior consecutive trading days and (ii) the Company must have stockholders’ equity above $2.5 million. If the Company does not regain compliance with the minimum bid price and stockholders’ equity requirements by February 3, 2020 or, based on any significant events that occur during the extension period, the Panel reconsiders the extension, the Nasdaq Stock Market LLC (“Nasdaq”) could delist the Company’s common stock from the Nasdaq Capital Market. There can be no assurance that the Company will regain compliance on or before February 3, 2020, or that it will be able to maintain compliance in the future. As previously disclosed, on August 13, 2019, the Company requested the hearing in front of the Panel to appeal the Nasdaq staff determination that the Company had not regained compliance with Nasdaq’s minimum bid price rule, Listing Rule 5550(a)(2), or minimum stockholders’ equity requirement, Listing Rule 5450(b)(1)(A), and that it was not eligible for a second 180-day grace period to regain compliance.

A copy of the press release issued by the Company in connection with the Panel’s decision is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Aevi Genomic Medicine, Inc. Press Release dated October 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEVI GENOMIC MEDICINE, INC.

By:	/s/ Michael F. Cola
Name: Michael F. Cola
Title: President and Chief Executive Officer

Date: October 15, 2019